SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004


--------------------------------------------------------------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):

                                 March 28, 2002


--------------------------------------------------------------------------------

                                    KSW, INC.
                                    ---------

             (Exact name of registrant as specified in its charter)





          Delaware                       0-27290              11-3191686
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification No.)

               37-16 23rd Street, Long Island City, New York 11101
                    (Address of principal executive offices)



                                 (718) 361-6500
               Registrant's telephone number, including area code

         This Amendment No. 1 to Form 8-K amends and restates in its entirety the Form 8-K filed on April 22, 2002.

Item 5.           Other Events.
                  ------------

                  On March 28, 2002, KSW, Inc. announced that it has reached a settlement with the Creditors Committee of Helionetics, Inc., the Company's former parent, of an action which alleged that the 1995 distribution by Helionetics of Company stock to its shareholders was a fraudulent conveyance. The settlement is subject to the preparation of definitive documentation and court approval. A copy of the Company's press release announcing the settlement is attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

                  Additionally, on April 18, 2002, the Company appointed Russell
S. Molina to its Board of Directors as a Class I Director. Mr. Molina's term will run until the Company's 2003 annual meeting of shareholders. Mr. Molina's addition to the Company's Board of Directors brings the total number of directors constituting the Board to six.

                  Mr. Molina's election to the Board was advocated by investors who voiced their opinion that his appointment could be beneficial to stockholder value. The Company had received a notice of a stockholder's intent to nominate Mr. Molina and one of the Company's incumbent directors (who had been included in the Company's slate of nominees) for election to the Board of Directors at the 2002 annual meeting of shareholders. As a result of Mr. Molina's appointment to the Board of Directors, the Company believes the stockholder will not nominate Mr. Molina and the incumbent director for election to the Board at this year's annual meeting.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  ---------

(c)      Exhibits
         --------

Exhibit No.:               Description:
-----------                -----------

99.1                       Press release, dated March 28, 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      KSW, INC.
                                                      ---------
                                                     (Registrant)



Date:  April 26, 2002                       By /s/ Robert Brussel
                                            -----------------------------------
                                            (Robert Brussel,
                                            Chief Financial Officer)

                                INDEX TO EXHIBITS
                          CURRENT REPORT ON FORM 8-K/A




Exhibit
Number         Description
------         -----------

99.1           Press release, dated March 28, 2002.